Principal Financial Group, Inc.

Investor Conference

December 10, 2008

WE'LL GIVE YOU AN EDGE℠

Tom Graf

Senior Vice President & Investor Relations Officer


Principal®

Use of Non-GAAP Financial Measures

A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP.

The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company's normal, ongoing operations which is important in understanding and evaluating the company's financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not a substitute for U.S. GAAP financial measures. Therefore, in the back of the handouts, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible that these adjusting items have occurred in the past and could recur in the future. Management also uses non-GAAP financial measures for goal setting, to determine employee and senior management awards and compensation, and to evaluate performance on a basis comparable to that used by investors and securities analysts.

The company also uses a variety of other measures not considered to be non-GAAP financial measures. These are operational measures and do not have U.S. GAAP counterparts. Assets under management is an example of an operational measure.

Principal® Financial Group

Forward Looking Statements

Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements.

The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended December 31, 2007, and in the company's quarterly report on Form 10-Q for the quarter ended September 30, 2008, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions that may significantly affect the company's ability to meet liquidity needs, access to capital and cost of capital; difficult conditions in the global capital markets and the general economy, which the company does not expect to improve in the near future, that may materially adversely affect the company's business and results of operations; the actions of the U.S. government, Federal Reserve and other governmental and regulatory bodies for purposes of stabilizing the financial markets might not achieve the intended effect; the risk from acquiring new businesses, which could result in the impairment of goodwill and/or intangible assets recognized at the time of acquisition; the impairment of other financial institutions that could adversely affect the company; investment risks which may diminish the value of the company's invested assets and the investment returns credited to customers, which could reduce sales, revenues, assets under management and net income; requirements to post collateral or make payments related to declines in market value of specified assets may adversely affect company liquidity and expose the company to counterparty credit risk; changes in laws, regulations or accounting standards that may reduce company profitability; fluctuations in foreign currency exchange rates that could reduce company profitability; Principal Financial Group, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and regulatory restrictions on the ability of subsidiaries to pay such dividends; competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; a pandemic, terrorist attack or other catastrophic event; and default of the company's re-insurers.

Principal Financial Group

Agenda

Time	Topic	Presenter
8:00 am	Welcome	*Tom Graf*
8:05 am	Strategy, Execution and Results	*Larry Zimpleman*
8:35 am	U.S. Asset Accumulation	*Dan Houston/Tim Minard*
8:55 am	Global Asset Management	*Jim McCaughan*
9:05 am	Principal International	*Norman Sorensen*
9:15 am	**Q&A**	**PANEL**
9:40 am	**BREAK**	
9:50 am	Asset Management Overview & Investment Portfolio	*Jim McCaughan/Julia Lawler*
10:20 am	**Q&A**	**PANEL**
10:45 am	**BREAK**	
10:55 am	Capital, Liquidity & Risk Management	*Terry Lillis*
11:10 am	Outlook/Closing Remarks	*Larry Zimpleman*
11:20 am	**Q&A**	**PANEL**
Noon	Lunch with Principal Financial Group executives	

Principal Financial Group

Larry Zimpleman

President & Chief Executive Officer


Principal

Why Invest in The Principal®?

Strong Growth Profile

- Competitive advantages and market leadership in high growth, high return businesses
- Strong recurring deposits
- Proven ability to execute
- Substantial and increasing free cash flow

Why Invest in The Principal®?

Disciplined Risk Management

- Business and asset diversification
- Strong financial strength ratings
- Limited exposure to embedded guarantees in VA
- No General Account securities lending program
- Limited exposure to subprime residential mortgages and below investment grade

Core Trends Remain Intact…

Retiring Baby Boomers

Personal Responsibility

Globalization of Retirement Systems

Opportunities:

- To meet demands of defined contribution participants
- To manage assets appropriate for retirement and other long-term investment strategies
- To meet increasing demand for retirement income management solutions
- To leverage U.S. expertise in high-potential markets in Asia and Latin America

Principal Financial Group

…Fueling Our Key Growth Engines

Long-term operating earnings growth expectations	CAGR*
U.S. Accumulation Businesses**	11 to 14%
Principal Global Investors	14 to 17%
Principal International	14 to 17%
PFG Overall	10 to 12%

*Operating earnings compounded annual growth rate.
**Full Service Accumulation, Principal Funds, Individual Annuities, Bank and Trust Services.

Diversified Business Model Provides Stability in Uncertain Times


% of Operating Earnings
9 months '08*
Latin America & Asia 13%
U.S. Insurance 27%
Global Asset Mgmt 8%
U.S. Guaranteed 15%
U.S. Accumulation 37%

*Excludes Corporate and Other segment.

Principal Financial Group

Risk Businesses Deliver Earnings Diversification and Continuing Growth

Life and Health segment earnings up 23% YTD


$179M
$220M
9 months '07
9 months '08

Growth Opportunities:

- Voluntary benefits
- Increasing opportunities for non-qualified benefits
- Consumer-driven healthcare

Principal Financial Group

Strong Results in the Face of Headwinds*

Revenue Stability:	**$11.1 billion operating revenues**	**Up 2%**
Strong Asset Gathering:	**$121 billion deposits****	**Up 23%**
Strong Net Cash Flow:	**$16.7 billion net cash flow****	**Versus outflows for some asset mgmt peers**

S&P down 24% over TTM

Reflects Principal Financial Group leadership in employer sponsored, payroll deduction offerings

*Results for trailing twelve months ended 9/30/08.

**For company's three asset management and accumulation segments.

Principal Financial Group

…And Above-Market Returns

	'01	'07	CAGR ('01-'07)	9 months '07	9 months '08	Change
Operating Earnings* ($M)	$562	$1,053	11%	$825	$764	-7%
EPS**	$1.55	$3.93	17%	$3.06	$2.92	-5%
Average S&P	1,148	1,443	4%	1,472	1,316	-11%

Note: data in tables throughout presentation have generally been rounded. Calculations based on un-rounded financial supplement data. *Excludes discontinued operations. **Diluted per common share.

Principal Financial Group

Effects of the Financial Crisis

- Increased consumer need for savings and protection
- Re-pricing of risk
- Higher cost of capital

Dynamic Management

- **Business portfolio management**
  - Review of capital allocations to current businesses
  - Managing growth of capital intensive businesses
- **Expense management**
- **Investment portfolio management**
  - Vigilant monitoring and analysis
  - Maintain broad diversification and exposure limits by sector/company
  - Significant expertise in real estate and corporate credit
- **Enhanced liquidity**

Principal Financial Group

Delivering Long-Term Shareholder Value

Continued outstanding EPS growth	Substantial and increasing free cash flow
P/E multiple expansion	ROE improvement

Principal Financial Group

Strong Growth Profile



403b
DB
NQ
ESOP
401k
Principal

U.S. Asset Accumulation

Dan Houston
President, Retirement & Investor Services (RIS)

Tim Minard
Senior Vice President, RIS Distribution



Principal

Global Asset Management

Jim McCaughan
Chief Executive Officer
Principal Global Investors



International Asset Mgmt & Accum

Norman Sorensen
Chief Executive Officer
Principal International

Dan Houston
President

Tim Minard
Senior Vice President

U.S. Asset Accumulation


403b
DB
NQ
ESOP
401k
Principal®

Overview of Recent Performance

Financial Metrics

	'04	'07	CAGR ('04-'07)	9 months '07	9 months '08	Change
Operating Earnings ($M)	$286	$488	19%	$375*	$305	-19%*
Account values ($B)	$85	$153	22%	$154	$138	-10%
Sales** ($B)	$10.1	$21.7	28%	$16.1	$16.6	3%
Net cash flow $(B)**	$5.8	$6.6	4%	$5.0	$6.6	32%

*3Q07 included $30 million benefit for refinement of deferred revenue and expense assumptions in the full service accumulation business. Excluding this benefit, operating earnings were down 12%.
**Combined for full service accumulation, mutual funds and individual annuities.

Principal Financial Group

Retirement Leader Delivers Complete Accumulation and Payout Solutions

Strong sales of 3 key retirement products – full service accumulation, mutual funds and individual annuities*

$22.2 billion

Total Retirement Suite plus expanding distribution drive

13%

sales growth

$19.6 billion

Principal Financial Group

*Combined sales for trailing 12 months ended September 30, 2008 of $22.2 billion compared to $19.6 billion for the same period ended September 30, 2007.

Uniquely Qualified to Solve Client Needs

Organization Type	Service Model	Product
Profit; Not-For-Profit; Taft-Hartley	Bundled or Unbundled	Registered or Unregistered

Principal Total Retirement Suite℠

- **Defined Contribution**
  - 401(k)
  - 403(b)
  - 457
- **Defined Benefit**
  - Traditional
  - Cash Balance
- **ESOP**
  - Leveraged
  - Non-Leveraged
  - KSOP
- **Nonqualified**
  - Defined Contribution
  - Defined Benefit
  - Financing Options

Principal Financial Group

Uniquely Qualified to Solve Client Needs

Total Retirement Suite – Best in Class, Proprietary Solutions

Defined Contribution (DC)

- **#1 provider** of bundled 401(k) plans[1]
- **$87 B** in DC assets, including **$4.4 B** in 403(b) assets[2]

Defined Benefit (DB)

- **#1 provider** of DB plans[3]
- DB services to **1,500** full service retirement clients[2]

ESOP

- **#1 provider** of ESOP plans[4]
- Administrative services to more than **760 companies** covering **665,000 participants,**[2] including services for **38 of the nation's top 100 majority owned ESOP** companies[5]

Non Qualified (NQ)

- **#1 ranked** deferred compensation plan recordkeeper[6]
- **2,200** NQ plans nationwide with more than **33,000** participants[2]

[1]Spectrem Group Analysis of fully-bundled 401(k) plans, 2008, [2] Internal research as of 9/30/08, [3]Investment Advisor Magazine, 11/08, [4]PLANSPONSOR 6/08, [5]National Center for Employee Ownership (NCEO), July 2008, [6]PLANSPONSOR 2/08 (based on number of plan records kept).

Principal Financial Group

Total Retirement Suite – A Winning Proposition

For Plan Sponsors, For Employees, For Advisors

For Plan Sponsors

- Administrative ease
  - Streamlined data submission
  - Coordinated approach to investment selection, compliance testing and fiduciary responsibilities
  - Consolidated reporting on investment and program results
- Delivers exceptional value vs. low cost solutions

For Participants

- Integrated communications and education to help achieve desired income replacement ratio
  - Single participant statement and website
  - Integrated call center
  - Integrated enrollment and ongoing education support
- Personalized planning
  - Worksite solutions
  - Benefit event guidance and education

For Advisors

- Approach reinforces advisors' critical role in program success
- Single provider accountability for retirement program results
- Local sales, service and consulting resources
- "Best in class" solutions for each product offering

A Winning Proposition for The Principal

Total Retirement Suite Gets Results

	2004	2005	2006	2007	9 months '08
Total Retirement Suite Sales ($B)	$1.3	$2.1	$3.9	$5.6	$3.5
As % of Total Sales	25%	34%	54%	59%	56%

Contract level lapses	Avg. 2004-2007	9 months '08
Total Retirement Suite	4.9%	1.8%
Total block	7.2%	4.0%

Principal Financial Group

Uniquely Qualified to Solve Client Needs

National Network of Sales, Service and Consulting – 790 Strong



Sales and business development	250
Consultants*	290
Client service	250
	790

Resources to meet the needs of Plan Sponsors, their Employees and Financial Advisors

Principal Financial Group

*Worksite benefits counselors; education specialists; Total Retirement Suite, ESOP and actuarial consultants; and retention and income management specialists.

Alliance Management Group

Access provided to almost 50,000 new intermediaries since 2001

% of FSA* Business Sold	13%	33%	33%	35%	38%	27%	40%
Year	**2001**	**2002**	**2003**	**2004**	**2005**	**2006**	**2007**
Milestones	Alliance Management Group established	10 primary relationships A.G. Edwards – first wirehouse	Added Directors of Business Development	More than 30% of FSA business sold through alliance firms for the 3rd consecutive year	Sold Total Retirement Suite plan to major alliance partner	Expansion into retail Tiering of alliance firms	Expand our presence Extend our solutions

Assemble formal business plan ◆ **Define marketing strategy** ◆ **Create distribution partnership**

Principal Financial Group

*Full Service Accumulation.

Product Breadth and Depth

Multiple Products

citi smith barney

LPL Financial Services

Morgan Stanley

Raymond James

Wachovia

A.G. Edwards

Single Product

Merrill Lynch

J.P.Morgan

NFP National Financial Partners

NRP National Retirement Partners

Northwestern Mutual Financial Network

Potential Opportunities

Ameriprise Financial

Edward Jones Investments

Strategy & Execution

Alliance Management Group	Directors of Business Development (DBD)	Broad Wholesaler Resources
• Firm level resource • Business and market plan development • Foster firm level relationships	• Advisor level resource • 20 DBD covering U.S. • Educate advisor on entire solution set • Pipeline development	• National coverage • Product specific wholesalers – Funds – Annuities – Retirement

Principal Financial Group

Alliance Management Drives Results

	2001	2007	CAGR	9 months '08
Alliance Sales	$0.4 B	$3.8 B	45%	$3.0 B
Total Sales	$3.3 B	$9.5 B	19%	$6.2 B

Jim McCaughan

Chief Executive Officer – Principal Global Investors


Principal

Overview of Recent Performance

Financial Metrics

	'04	'07	CAGR ('04-'07)	9 months '07	9 months '08	Change
Operating Earnings ($M)	$38	$103	39%	$73	$67	-8%
Fee earnings	$28	$95	51%	$66	$65	-1%
Spread earnings	$10	$8	-8%	$7	$2	-68%
Fee Revenues*	$289	$537	23%	$374	$406	9%
Non-Affiliated	$143	$285	26%	$203	$231	14%
Affiliated	$141	$246	20%	$180	$183	2%
AUM ($B)	$126	$236	23%	$233	$218	-6%
Net cash flow $(B)	$7.5	$15.8	28%	$11.3	$9.2	-19%

PGI returned $100 million of capital to Corporate in 2007 and 2008 after funding acquisitions

*There is a component of fee revenues in the Spread Business.

Principal Financial Group

Strong Net Cash Flow



16
14
12
10
8
6
4
2
0
Net cash flow in $Billions
10
9
8
7
6
5
4
3
2
1
0
NCF as percent of beginning of year assets under management
2004
2005
2006
2007
YTD 2008 Annualized*
Net cash flow
As % of BOY AUM

*As of September 30, 2008.

Strong Net Cash Flow Softens Impact of Significant Equity Market Declines

Net cash flow for 9 months ended 9/30/08 as % of beginning of year assets under management


6%
4%
2%
0%
-2%
-4%
PGI
TROW
BEN
AB

Change in AUM from 9/30/07 to 9/30/08


0%
-5%
-10%
-15%
-20%
-25%
-30%
PGI
TROW
BEN
AB

DATA SOURCE: Research of public releases from T. Rowe Price (TROW), Franklin Resources (BEN), and Alliance Bernstein (AB). Slide developed to illustrate the impact of equity market declines on the asset management industry. Slide is not meant to compare quality of Principal Global Investors advisory services to other advisors shown above.

Principal Financial Group

Global Opportunities

Pension Funds:

- Manage assets for 12 of the top 25 U.S. pension funds*
- Increasing success in UK/Europe
- DC is an increasing opportunity, in addition to DB – collective investment trusts

Sovereign Wealth Funds/Central Banks:

- Expected to be our largest area of opportunity over the next 5 yrs+
- Specialist PGI sales & relationship management team established
- Focusing primarily on Asia and Latin America, starting to target Middle East
- Strong early success, particularly in Asia

Financial Intermediaries:

- Sub advisory/Separately Managed Accounts (SMA)/Funds
- Newer area of focus - gaining momentum

Islamic asset management:

- CIMB joint venture – already manages $1.6 billion of Shariah-compliant assets in Malaysia
- Growing opportunity internationally

Capabilities of expected interest in 2009:

- Currency
- Global equities
- Real estate debt
- High yield debt

*Based on Principal Global Investors data as of September 30, 2008, and Pensions and Investments' "P&I 1000" report on largest pension plans, dated Jan. 21, 2008.

Growth – GAM

Global Reach

Asset Management Locations



UNITED STATES
✪ Des Moines
✪ New York
• Stamford
• Los Angeles
• Chicago
• Kansas City
• Seattle
• Portland
EUROPE
✪ London
• Dublin
• Munich
ASIA/PACIFIC
✪ Singapore
✪ Sydney
✪ Tokyo
• Hong Kong
• Beijing
• Kuala Lumpur
• Mumbai
LATIN AMERICA
• Mexico City
• Monterrey
• Santiago
• São Paulo
✪ Principal Global Investors Regional Headquarters
• Principal Global Investors locations
• Principal International Asset Management companies

Principal Financial Group

Global Distribution

- Global distribution model:
  - Clients in 55 countries
  - Distribution teams focused on U.S., Europe, Japan, Australia, Asia ex-Japan and Latin America
- Well resourced distribution team:
  - 75 sales, relationship management & client service staff
- Strong track record in both sales and client retention

Diverse, High Value Added Capabilities

Principal Global Investors
Assets Under Management by Asset Class
(U.S. billions)
As of September 30, 2008


Other
$1.9
Real
Estate
$43.9
Equity
$54.1
Fixed
Income
$118.2

Equities:

- Global & World ex-U.S.
- United States

Fixed Income:

- Specialty Credit
- Core/Core Plus
- Structured

Real Estate:

- Equity
- Debt

Alternative Strategies

Asset Allocation

Structured Strategies

Principal Financial Group

Top Tier Investment Expertise

Retirement Plan Separate Accounts Managed by Principal Global Investors in Top Two Morningstar Performance Quartiles (as of 9/30/08)	
1yr	40%
3yr	63%
5yr	75%

Principal Global Investors
Third Party AUM


51% CAGR
'01 to '07
$7.3B
$59.2B
$87.4B
$82.9B
2001
2006
2007
3Q08

YTD Sales*

- **$6.4 billion in non affiliated sales YTD, diversified across regions, client types and strategies, including:**
  - $500M global equities for an Asian sovereign wealth fund
  - $325M high yield for a U.S. insurance company
  - $1.2B international/global equities for a U.S. manager of managers
  - $250M emerging markets equities for a Dutch pension fund
  - $250M green real estate investment for a U.S. public pension fund
  - $850M Separately Managed Accounts (SMA) sales through major wirehouses
- **43% of institutional sales from outside the U.S., compared to 14% for the corresponding period in 2007.**

*As of Sept 30, 2008.

Principal Financial Group

Norman Sorensen

Chief Executive Officer – Principal International


Principal
Principal
Principal
Principal
Principal
Principal
Principal
Principal
Principal
Principal
Principal

Overview of Recent Performance

Financial Metrics

	'04*	'07	CAGR ('04-'07)	9 months '07	9 months '08	Change
Operating Earnings ($M)	$44.8	$110.7	35%	$85.3	$107.9	26%
AUM ($B)	$10.2	$28.7	41%	$26.9	$28.6	6%
ROE**	5.4%	10.7%	+530 bps	9.9%	11.7%	+180 bps
Net cash flow $(B)	$1.5	$2.1	12%	$2.3	$0.7	-70%

- 2008 normalized operating earnings growth in the range of 15-20%
  - Through 3Q2008 have benefitted from favorable FX and inflation
- Targeting longer-term AUM growth in the range of 15 to 20%
- Targeting sustainable ROE of 11% by 2010

*Excludes a $4.5 million loss from defined contribution operations in Japan, which were terminated in 2005.
**Return on average equity excluding accumulated other comprehensive income, trailing twelve month period.

Principal Financial Group

Capitalizing on Emerging Global Growth in Asset Management and Accumulation

Business strategy

- **Retirement-centric** – Focused on the most attractive defined contribution pension and retirement countries over the next generation
- **Long-term mutual funds**
- **Large emerging markets** – global shifts in population and wealth

We are in the Right Markets: Growing Middle Class

Largest middle class populations in 2025 [1]


Mexico 43
Italy 45
France 50
UK 54
Russia 61
Germany 64
Brazil 74
Japan 102
India 174
USA 319
China 392
(Pop. in millions)

- China, India, Brazil, Mexico to be among 11 largest Middle Class populations in 2025
- Need for more public and private pension savings across our markets

Distribution of World population [2]


100%
80%
60%
40%
20%
0%
2000
2030
Rich
Middle
Poor

Origin of global middle class [2]


100%
80%
60%
40%
20%
0%
2000
2030
Rich countries
Other developing
E. Asia Pac developing

SOURCE: [1] Miller McCune; [2] World Bank.

Principal Financial Group

The Right Approach

- Leverage Principal Financial Group expertise in:
  - Bundled Pension Solutions
  - Asset Management
  - Enterprise Risk Management
- Leverage strong local management teams
- Leverage joint venture partners


Projected CAGR of Global Asset Management Industry 2007-2012E
14%
15%
26%
17%
23%
22%
11%
13%
19%
24%
25%
8%
8%
Brazil
Chile
China
Hong Kong
India
Mexico
Global
Mutual Funds
Retirement Assets

SOURCE: Cerulli Associates Quantitative Update 2008.

Leveraging Strong Local Partners

Distribution Joint Ventures

Country	Partner	Partner's Industry Ranking	Distribution Reach*
Brazil	Banco do Brasil	Largest bank in Latin America	4,000 branches; 1.8 million business accounts; 27 million individual customers
China	China Construction Bank	3rd largest commercial bank in China	13,400 branches; 2.6 million business accounts; 157 million retail customers
Malaysia	CIMB Group	2nd largest financial services provider in Malaysia	360 branches; 250,000 business customers; 5 million retail customers

*SOURCE: Bank mid-year reports, June 30, 2008.

Principal Financial Group

Brasilprev

Banco do Brasil

- #1 in Latin America by assets, deposits, and customers (29 million)
- Largest footprint (11,360 points of contact; 4,000 branches; 84,300 employees)

Brasilprev

- 17.4% CAGR in customers (2005 to 2007)
- 29% deposit growth YTD in private pension plans vs. 21% avg. market growth
- 46% AUM growth year over year through 9/30/08
- AUM $12.2 B as of 9/30/08

Deposit Growth of Private Pension Plans*
Change YTD Aug '07 vs. YTD Aug '08



28.6%
21.3%
18.1%
10.8%
Brasilprev
Market
Itau
Bradesco

*SOURCE: **Superintendencia de Seguros Privados**

CCB Principal Asset Management

China Construction Bank (CCB)

- 13,400 branches – personal financial centers up 112% to 1,570 in 2008
- Financial Advisory Service – grew 165% in 2008

CCB Principal Asset Management

- CAGR for AUM of 71%
  - AUM as of 9/30/08: $4.0 B (6 funds)
  - AUM as of 9/30/06: $1.4 B (3 funds)
- Exploring additional opportunities:
  - Separate account wealth management mandates
  - International mutual funds
  - Pension Enterprise Annuities

China Mutual Fund AUM [1]



500
400
300
200
100
0
USD in Billions
2003
2004
2005
2006
2007
3Q08[2]

SOURCE: CCB Interim annual report (06/30/08); [1]Cerulli Associates; [2] Z-Ben Advisors.

Summary

- Focused on the retirement and savings needs of growing middle classes in large Asian and Latin American emerging markets
- Major regulatory pension reform shift toward employer-based defined contribution retirement systems
- Strong local joint venture distribution partnerships complement established wholly-owned operations
- Leveraging our 401(k) and mutual funds competencies outside the U.S.

Principal Financial Group, Inc. Investor Conference

Q&A Panel

December 10, 2008

Principal Financial Group, Inc. Investor Conference

10 min. Break

December 10, 2008


Principal

Disciplined Risk Management



Asset Management Overview

Jim McCaughan
Chief Executive Officer
Principal Global Investors


RISK
RETURN
Principal

Investment Portfolio Management

Julia Lawler
Chief Investment Officer


Principal
$

Capital, Liquidity & Risk Management

Terry Lillis
Chief Financial Officer

Jim McCaughan

Chief Executive Officer – Principal Global Investors


Principal

Asset Management Overview

- How Principal Global Investors serves clients
- Market commentary
- Team approach to managing General Account

How Principal Global Investors Serves Clients

- Trusted advisor providing flexible and tailored servicing models
- Focus on retirement plans and other institutional investors
- World-class expertise across diverse investment capabilities
- Disciplined investment strategies, deep and broad research through fundamental analysis

Market Commentary

- Global credit crisis/liquidity crunch
- Disconnect between fundamentals and technicals
- Growing concern around stability of economy, including deflationary fears
- Governments increasing money supply/pumping liquidity into system
- Some thawing of short-term lending markets, some improvement in short-term lending rates

Principal Financial Group

Current State of Commercial Mortgage Market

- **Commercial Banks**
  - Selective, relationship based
  - Terms up to 5 years: high origination fees
  - Mostly 65% LTV + recourse
  - Limited access for hotels, retail
  - Preference for deals up to $20 million: regional banks
- **Life Companies**
  - Limited as companies conserve liquidity, but some in the market
  - Up to 60% LTV and amortization required
  - Some large players focused on refinancing
- **Can find lenders for well underwritten loans**
- **PGI sourcing for several clients**

Principal Financial Group

CMBS Spreads


Option Adjusted Spreads
Basis Points
4000
3500
3000
2500
2000
1500
1000
500
0
Investment Grade CMBS
CMBS Investment Grade: Aaa
CMBS Investment Grade: A
CMBS Investment Grade: Bbb
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08

"…spreads have been pushed to levels that are completely disconnected from fundamentals, realistic default expectations, or even the actual cash flows that would need to be exchanged in severe liquidation scenarios." Citigroup Global Markets Inc. CMBS Weekly, Nov. 21, 2008

GRAPH SOURCE: LehmanLive.com as of December 1, 2008.

Principal Financial Group

CMBS vs. ABS Subprime

Option Adjusted Spreads vs Delinquencies
January 2007 – September 2008


Investment Grade CMBS Spread
ABS Subprime Spread
CMBS Delinquencies
ABS Subprime Delinquencies
Option Adjusted Spreads
Basis Points
Delinquencies
1200
1000
800
600
400
200
0
-200
35%
25%
15%
5%
-5%
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08

SOURCE: Option Adjusted Spreads from Barclays Investment Grade CMBS index and from the Barclays ABS Home Equity index ; Delinquency data from JPMorgan, Loan Performance.

Valuation and Trading in the CMBS Market

- Limited cash transactions – forced sellers and few buyers
- CMBX quite liquid for momentum trades
- "Inactive market" – so how to determine fair value?
- Very low delinquency rates even after recently publicized defaults
- Market spreads reflect lack of liquidity
- Stress scenarios support fair values well above broker markets
- Lack of refinance availability will lead to some extensions and a few foreclosures
  - Subordination largely protects investment grade investors
  - 2-3 years for foreclosures to emerge

Principal Financial Group

Corporate Credit Spreads

- What drives them?
  - Risk of default
  - Liquidity premium
- From the early stages of a recession
  - Expect higher default rates in below investment grade
- But liquidity preferences and deleveraging have been key drivers of spread

U.S. Corporate Credit Spreads


2000
1500
1000
500
0
Option Adjusted Spreads
Basis Points
Jun-89
Jun-91
Jun-93
Jun-95
Jun-97
Jun-99
Jun-01
Jun-03
Jun-05
Jun-07
U.S. Corporate Investment Grade
U.S. Corporate High Yield

SOURCE: LehmanLive.com as of November 28, 2008.

Principal Financial Group

Moody's Global Issuer Default Rate


Issuer - Weighted Rate, %
14
12
10
8
6
4
2
0
Dec-89
Dec-90
Dec-91
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
High Yield
Investment Grade
Combined (Issuer Weighted)

93% of PLIC corporate bond portfolio is investment grade.

Principal Financial Group

SOURCE: Moody's Investors Service through October, 2008.

Team Approach to Managing General Account

- Investment strategy developed by Chief Investment Officer and approved by Investment Committee
- Investments managed by portfolio managers in Principal Global Investors
  - Extensive research
- Quality, diversification, exposure limits

Julia Lawler

Chief Investment Officer



RISK
RETURN
Principal®

Investment Philosophy and Strategy

Maximize after-tax returns consistent with acceptable risk parameters

1. Maintain Quality, Well Diversified Portfolio
2. Active Asset/Liability Management and Strategy
3. Optimize Risk Adjusted Yields and Returns

Principal Financial Group

Corporate Fixed Maturity Portfolio

Financial Sector Exposure

by Barclays Classification

as of September 30, 2008 (in millions)

	Amortized Cost	Carrying Amount	% of Total Corporate Bonds*
Total Banks	**$4,239.7**	**$3,479.4**	**12%**
Non U.S. Banks	2,642.0	2,170.6	7%
Large U.S. Banks	916.5	786.0	3%
Regional U.S. Banks	681.2	522.8	2%
Total Insurance	**$3,003.9**	**$2,647.8**	**9%**
Life Insurance	1,151.2	1,034.8	4%
P&C Insurance	1,852.7	1,613.0	5%
Total Other Financial**	**$3,442.2**	**$3,016.0**	**10%**

*For total corporate bond portfolio: amortized cost is $32,569.9 and carrying amount is $30,066.7 Percentages are based on Carrying Amount. **Other Financial includes REITs, Brokerage, Finance Companies, and Other.

Corporate Fixed Maturity Portfolio

Next Largest Sectors

by Barclays Classification

as of September 30, 2008 (in millions)

	Amortized Cost	Carrying Amount	% of Total Corporate Bonds*
Utilities	$3,827.1	$3,706.5	12%
Consumer Non-Cyclical	3,120.7	3,001.4	10%
Communications	2,999.5	2,838.3	10%
Total Sectors	**$9,947.3**	**$9,546.2**	**32%**

Expect these sectors to generally perform better than others during a recession.

*For total corporate bond portfolio: amortized cost is $32,569.9 and carrying amount is $30,066.7
Percentages are based on Carrying Amount.

Principal Financial Group

Corporate Fixed Maturity Portfolio

Limited Exposure to Sectors at Greater Risk During a Recession

by Barclays Classification

as of September 30, 2008 (in millions)

	Amortized Cost	Carrying Amount	% of Total Corporate Bonds*
Building Materials	$826.8	$787.9	3%
Automotive	583.3	546.0	2%
Retailers	478.6	462.0	1%
Paper	411.6	381.5	1%
Home Construction	297.8	239.9	1%
Lodging	207.7	196.3	1%
Packaging	120.6	115.9	0%
Restaurants	62.9	60.6	0%
Total	**$2,989.3**	**$2,790.1**	**9%**

*For total corporate bond portfolio: amortized cost is $32,569.9 and carrying amount is $30,066.7
Percentages are based on Carrying Amount.

Principal Financial Group

Corporate Bond Portfolio

Applying S&P Historical Worst Defaults

Rating Category*	Worst 3 consecutive years for defaults**	3 year Cumulative Default Rate**
AAA	1992-1994	0.57%
AA	1985-1987	0.30%
A	2000-2002	0.85%
BBB	2001-2003	3.63%
BB	2000-2002	11.84%

Results: Cumulative three-year losses of $450 million, after-tax.

*No meaningful exposure to B and CCC.
**Based on S&P default/recovery studies, including worst-year average recovery rate of 30% (2002).

Principal Financial Group

U.S. Invested Assets

CMBS by Rating & Vintage

including typical subordination

Exposures as of September 30, 2008 (in millions)

Vintage	AAA	%	AA	%	A	%	BBB	%	BB and Below	%	Total Amortized Cost
2003 & prior	$1,255.9	65%	$220.9	12%	$203.1	10%	$180.0	9%	$81.5	4%	**$1,941.4**
2004	381.7	64%	65.6	11%	116.4	19%	38.0	6%	0.0	0%	**601.7**
2005	575.5	62%	136.2	15%	112.1	12%	100.6	11%	0.0	0%	**924.4**
2006	317.6	56%	66.9	12%	60.3	11%	121.0	21%	0.0	0%	**565.8**
2007	1,053.8	64%	300.5	18%	177.5	11%	118.3	7%	0.0	0%	**1,650.1**
2008	63.9	70%	25.5	28%	1.5	2%	0.0	0%	0.0	0%	**90.9**
Total	**$3,648.4**	**63%**	**$815.6**	**14%**	**$670.9**	**12%**	**$557.9**	**10%**	**$81.5**	**1%**	**$5,774.3**

Typical Subordination: 12 to 30% | 9 to 12% | 6 to 9% | 4 to 6% | Less than 4%

Stress Scenarios

CMBS and CMBS CDO Portfolio

(Cumulative losses, in millions, after-tax)

Stress Scenario*	Cumulative loan loss percent	Years 1-3	Years 4-7	Years 8+
Fitch moderate 2006 & later vintages	3.6%	$2	$4	$56
Fitch severe 2006 & later vintages	8.8%	$3	$120	$137
PFG moderate				
2005 & before vintages	1.9%	$0	$0	$0
2006 & later vintages	4.4%	$2	$5	$80
PFG severe				
2005 & before vintages	3.0%	$0	$1	$0
2006 & later vintages	7.7%	$3	$109	$125

Losses in all scenarios are minimal in years 1 – 3 and manageable overall.

Principal Financial Group

*Application of Fitch Ratings report from July 31, 2008: "2006 and 2007 U.S. CMBS Survive Fitch Stress Testing". www.fitchratings.com Scenario details are available on www.principal.com/investor.

CMBS Loan and Bond Rollover Exposure in 2009

- **$4.0B or 68% of our CMBS bonds have no exposure to loans maturing in 2009**
- **$1.5B or 32% of our CMBS bonds have some exposure to loans maturing in 2009**
  - These bonds have a weighted average subordination of 31% (average rating of AAA)
  - $400M of these bonds mature in 2009 (average rating of AAA)
    - 95% were originated in 1998 and 1999
  - The underlying loans maturing in 2009 have strong LTV's, indicating likely refinance
    - 85% were originated in 1998 and 1999

Principal Financial Group

Commercial Mortgage Portfolio

as of November 30, 2008

Portfolio Size (Amortized cost):	$10.4 Billion*
Current Loan-to-value:	62%
Current Debt Service Coverage:	1.8x
Current Occupancy:	89%
Loans under Breakeven Debt Service Coverage:	$117 Million *(22 different loans w/average loan-to-value of 73%)*
Loans with Loan-to-value greater than 80%:	$686 Million *(47 different loans w/average debt service coverage of 1.1x and occupancy of 74%)*
Number of loans:	990
Average loan size:	$10.5 Million

* Excludes credit tenant loans.

Principal Financial Group

Risk Management – Investments

Commercial Mortgage Loans

Maturing Over Next 5 Years

	2009	2010	2011	2012	2013
Loan Balance ($B)	$1.14	$1.34	$1.19	$1.26	$1.35
# of Loans	104	103	103	94	109

2009 Loan Detail	Current LTV	Current Occupancy	Current Debt Service Coverage
	59%	89%	2.1x

2009 loans by property type


■ Industrial ■ Apartments ■ Office ■ Retail

2009 loans by region


■ Mid-Atlantic
■ Pacific
■ West North Central
■ East North Central
■ Mountain
■ South Atlantic
■ West South Central
■ East South Central

* Excludes credit tenant loans

Principal Financial Group

Summary

- Unrealized loss positions driven by extreme fear and illiquidity
- Strong asset/liability management supports ability and intent to hold until maturity
- Applying stressed scenarios, potential losses manageable given capital base and capital management levers
- Continue proactive monitoring of portfolio

Principal Financial Group

Principal Financial Group, Inc. Investor Conference

Q&A Panel

December 10, 2008

Principal®
Financial Group

Principal Financial Group, Inc. Investor Conference

10 min. Break

December 10, 2008



Principal

Terry Lillis

Chief Financial Officer


Principal

Capital and Liquidity Management

- Disciplined capital and liquidity management
- Insurer financial strength ratings affirmed
- Increasing shareholder value
  - Substantial and increasing “free capital” over long-term from strong earnings growth and changing business mix

Disciplined Capital and Liquidity Management

	2006 Actual	2007 Actual	2008 Estimate
S&P Capital Ratio AA level	111%	109%	103 to 107%
Moody's (NAIC RBC)	418%	376%	380 to 400%
Debt/Capital (Moody's) <25%	23%	24%	23%
S&P GAAP Coverage Ratio >10X	11.7X	10.1X	9X
Liquidity (S&P) >260%	375%	348%	315%

Principal Financial Group

Liquidity Management

Short, intermediate and long-term scenario testing

- Stressing assets and liabilities

Strong new investable cash flow

- Nearly $1 billion per month, year-to-date, on average

Importance of longer-term liability structure

- Intent and ability to hold

Importance of asset structure

- Strong asset/liability management

"While the company's gross unrealized investment losses – particularly related to the financial sector – are significant, ***we expect that Principal Life's strong liquidity will enable it to hold its securities either to maturity or to their price recovery."***

Moody's
November 2008

Principal Financial Group

Capital and Liquidity Management in Action

Building and Preserving Capital

- Approx. $375 million of excess capital* as of 9/30/08. Company expects approx. $450 million as of 12/31/08.
- Reducing investment only block
- Limiting size of VA with living benefits
- Expense initiatives
- Suspension of repurchase under existing authorization
- Board's decision on 2008 dividend to common stockholders

Enhancing Liquidity

- Increased cash and cash equivalents by more than 50% to $2.3 billion**
- Investing new cash flow primarily into government and agency backed securities
- Less than 2% of institutional GIC and Funding Agreement portfolio can be redeemed before maturity***
- Federal Home Loan Bank of Des Moines new source of liquidity for business unit and corporate borrowing needs

*The company defines excess capital as the amount of capital above what is needed to maintain its current credit rating, which includes excess at the life company, cash at the holding company and debt capacity. **The increase was between 6/30/08 and 9/30/08. ***As of 11/30/08.

Principal Financial Group

Capital and Liquidity Management in Action

Reducing the Investment Only Block

Plan for Business

- Reducing block from 35% of general account assets to 25% over next 12 to 18 months
- Have cash to accommodate 2009 run-off
- Annual evaluation of optimal size of block

Impact

- Releases approx. $150 million of capital
- Redeploying capital into higher growth businesses
- Reduces General Account risk over time
- Reduces 2009 operating earnings

Principal Financial Group

Risk Management – Capital Mgmt

Capital and Liquidity Management in Action

Aligning Expenses



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$ Millions
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Net Revenue
Operating Expenses

Net Revenue = operating revenues less: benefits, claims and settlement expenses, and dividends to policyholders.

Principal Financial Group

Financial Strength:
Ratings Affirmed, Outlook Stable

- **Moody's Investors Service**

  'Aa2', Excellent - third highest of 21 rating levels
  Rating as of November 2008

- **FitchRatings**

  'AA' Very Strong - third highest of 21 rating levels
  Rating as of September 2008

- **Standard & Poor's**

  'AA', Very Strong - third highest of 21 rating levels
  Rating as of March 2008

- **A.M. Best**

  'A+', Superior - second highest of 16 rating levels
  Rating as of January 2008

Ratings relate to Principal Life Insurance Company, the largest member company of the Principal Financial Group.

Principal Financial Group

Larry Zimpleman

President & Chief Executive Officer



Why Invest in The Principal?

Strong Growth Profile

Disciplined Risk Management

Principal Financial Group

Principal Financial Group, Inc. Investor Conference

Q&A Panel

December 10, 2008

Non-GAAP Financial Measures

	Twelve Months Ended,		Nine Months Ended,	
	31-Dec-07	31-Dec-01	30-Sep-08	30-Sep-07
Net income available to common stockholders per diluted share				
Operating earnings per diluted share	$3.93	$1.55	$2.92	$3.06
Net realized/unrealized capital gains (losses)	(0.85)	(0.85)	(1.21)	(0.07)
Other after-tax adjustments	0.01	0.29	(0.05)	(0.05)
Net income available to common stockholders per diluted share	$3.09	$0.99	$1.66	$2.94
Net income available to common stockholders				
Operating earnings	$1,052.7	$561.9	$763.7	$824.5
Net realized/unrealized capital gains (losses)	(229.7)	(306.6)	(316.4)	(18.2)
Other after-tax adjustments	4.3	103.5	(14.7)	(13.1)
Net income available to common stockholders	$827.3	$358.8	$432.6	$793.2

Principal Financial Group